UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2013

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

New York	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (914) 921-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

  In the 8-K filed on November 6, 2013 by GAMCO Investors, Inc. the payable date for the special dividend of $0.50 per share and the regular quarterly dividend of $0.06 per share was incorrect.  The correct payable date is December 17, 2013.  The corrected information is as follows:

  On November 6, 2013, GAMCO Investors, Inc.'s Board of Directors declared a special dividend of $0.50 per share to all of its Class A and Class B shareholders in addition to declaring its regular quarterly dividend of $0.06 per share to all of its Class A and Class B shareholders, both payable on December 17, 2013 to its Class A and Class B shareholders of record on December 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Robert S. Zuccaro

Robert S. Zuccaro
Executive Vice-President and Chief Financial Officer

Date:November 7, 2013